City Holding Company Davidson 22nd Annual Financial Institutions Conference May 6, 2020

Forward looking statements • This presentation contains certain forward-looking statements that are included pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such information involves risks and uncertainties that could result in the Company's actual results differing from those projected in the forward-looking statements. Factors that could cause actual results to differ from those discussed in such forward-looking statements include, but are not limited to those set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 under “ITEM 1A Risk Factors” and the following: (1) general economic conditions, especially in the communities and markets in which we conduct our business; (2) the uncertainties on the Company’s business, results of operations and financial condition, caused by the COVID-19 pandemic, which will depend on several factors, including the scope and duration of the pandemic, its continued influence on financial markets, the effectiveness of the Company’s work from home arrangements and staffing levels in operational facilities, the impact of market participants on which the Company relies and actions taken by governmental authorities and other third parties in response to the pandemic; (3) credit risk, including risk that negative credit quality trends may lead to a deterioration of asset quality, risk that our allowance for loan losses may not be sufficient to absorb actual losses in our loan portfolio, and risk from concentrations in our loan portfolio; (4) changes in the real estate market, including the value of collateral securing portions of our loan portfolio; (5) changes in the interest rate environment; (6) operational risk, including cybersecurity risk and risk of fraud, data processing system failures, and network breaches; (7) changes in technology and increased competition, including competition from non-bank financial institutions; (8) changes in consumer preferences, spending and borrowing habits, demand for our products and services, and customers’ performance and creditworthiness; (9) difficulty growing loan and deposit balances; (10) our ability to effectively execute our business plan, including with respect to future acquisitions; (11) changes in regulations, laws, taxes, government policies, monetary policies and accounting policies affecting bank holding companies and their subsidiaries; (12) deterioration in the financial condition of the U.S. banking system may impact the valuations of investments the Company has made in the securities of other financial institutions; (13) regulatory enforcement actions and adverse legal actions; (14) difficulty attracting and retaining key employees; (15) other economic, competitive, technological, operational, governmental, regulatory, and market factors affecting our operations. Forward-looking statements made herein reflect management's expectations as of the date such statements are made. Such information is provided to assist stockholders and potential investors in understanding current and anticipated financial operations of the Company and is included pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances that arise after the date such statements are made.

City was very proud to recently announce that for the 3rd consecutive year, we were awarded the highest ranking in customer satisfaction in the North Central District by JD Power (IN, OH, KY, MI, WV). 2018 2019 2020

Overview Skip Hageboeck CEO & President David Bumgarner EVP & CFO

Snapshot • Total Assets $5.1 billion • Branches 95 • FTE 921 • Market Cap $1.0 billion • Markets: Stable, Slow growing, & less competitive • Business Lines: Retail, Commercial, Investment Management • Asset Quality: Demonstrated strong track record • Performance: Long record as a high performer • Growth: Succeeding in slow-growth markets & expanding into new markets Date: May 1, 2020

Snapshot: City National Markets 3rd Branch Share Winchester VA & WV Panhandle $6.2 Billion Major Competitors: BBT, UBSI, WFC 1st Branch Share & 3rd Deposit Share (14%) In Charleston MSA/Huntington MSA; $12.7 Billion Major Competitors: BBT, JPM, HBAN, UBSI T1st Branch Share & 4th Deposit Share (13%) in Staunton MSA $2.4 Billion Major Competitors: AUB, BBT 1st Branch Share & 30% Deposit Share $2.6 Billion Major Competitors: JPM, UBSI, BBT

Market Position City’s biggest markets have strong distribution, large share, and high profitability Deposits Deposit Branch Branch Market Population ($mm) Share Branches Share Rank Charleston/Huntington /Ashland MSA 611,000 $1,729 14% 36 20% 1 Beckley/Lewisburg WV 162,000 783 30% 16 25% 1 Winchester/ Martinsburg 397,000 424 7% 11 10% 3 Valley Region 160,000 270 11% 8 15% 1 (tie) Lexington KY Region 430,000 259 3% 7 4% 9 Note: Green highlight indicates market expansion as a result of acquisitions. Data: S&P Global MI – regions modified slightly to fit City’s branch distribution

Market Demographics Newer markets have high growth and higher incomes Projected Projected Population Median Change in Change 2020- Household HHLD Income Market Population 2025 Income 2020-2025 Charleston/Huntington/ Ashland MSA 611,000 (2.3%) $46,000 4.5% Beckley 162,000 (2.9%) $42,000 3.8% Winchester/Martinsburg 397,000 4.1% $68,000 8.6% Staunton-Waynesboro 160,000 2.6% $51,000 8.2% Lexington KY Region 430,000 3.7% $55,000 9.4% National Averages 3.3% $66,000 9.9% Note: Green highlight indicates market expansion as a result of acquisitions. Data: S&P Global MI

Deposits mostly in WV and E. KY Key Deposit Markets Deposits West Virginia & E. Kentucky – dating to 1870 76% New Markets 24%

Diversified Commercial Loan Portfolio Percent of Commercial Key Loan Markets Portfolio West Virginia & Eastern Kentucky – dating to 1870 46% Virginia/Eastern Panhandle Markets – acquired 15% 2012/13 Charlotte LPO – de novo 2006 10% Lexington, KY – acquired 2015 17% Columbus, OH & Pittsburgh PA 12%

CHCO: A perennial high-performing bank $6.00 EPS $5.50 $5.00 $4.50 $4.00 $3.50 $3.00 $2.50 $2.00 2015 2016 2017 2018 2019 CHCO CHCO excl M&A expenses

CHCO: A perennial high-performing bank 2.00% ROA 1.80% 1.60% 1.40% 1.20% 1.00% 0.80% 0.60% 2015 2016 2017 2018 2019 CHCO CHCO excl M&A expenses $1B - $10B Source - S&P Global MI.

A long history of strong asset quality at CHCO 1.00% 0.80% 0.60% 0.40% 0.20% 0.00% 2016 2017 2018 2019 2020 Q1 CHCO NPA/Assets Industry Source: FDIC, All Insured Depository Institutions Peer data as of December 31, 2019

Efficiency Ratio low despite a large number of small branches 70.0% 65.0% 60.0% 55.0% 50.0% 45.0% 2016 2017 2018 2019 2020 Q1 CHCO $1B - $10B •Data as calculated using S&P Global MI definition.

Commercial loan growth: Success achieved due to community bank orientation, strong team, strong underwriting, and exposure to new higher growth markets. $2,000 $1,750 $1,500 $1,250 $1,000 $750 $500 2015 2016 2017 2018 2019 CRE C&I

Retail loans Primarily residential related – demonstrates long-term steady and predictable growth; Recent challenges due to flat yield curve $2,000 $1,750 $1,500 $1,250 $1,000 $750 $500 2015 2016 2017 2018 2019 Residential Real Estate (1st DOT) Home Equity (2nd/Junior DOT) Consumer Installment

Capital Management: A Long-term Core Competency • CHCO generates more capital than average • Allows CHCO to steadily increase TCE while balancing shareholder value: – History of increasing cash dividends – Active share repurchase program – Cash acquisition

Cash Dividends/Share Declared & Dividend Payout Ratio $2.30 70% $2.10 60% 50% $1.90 40% $1.70 30% $1.50 20% Dividend Payout Ratio Payout Dividend $1.30 10% Cash Dividends/Share Declared Cash Dividends/Share 5.0% 2.4% 7.0% 15.2% 7.5% $1.10 0% 2015 2016 2017 2018 2019 2020Q1 Dividends/Share Dividend Payout Ratio 2020 projected dividend payout ratio (51%) is based on average of 5 analysts covering CHCO estimate of $4.50 for 2020 (as of 5/1/2020). City is neither adopting nor endorsing earnings estimate, but merely utilizing it for comparative purposes. Percentages are indicative of year over year quarterly cash dividend increase.

Share Activity: City’s strong capital and high profitability have allowed aggressive share repurchases $30,000 $25,000 440,604 $20,000 $15,000 $20,271 260,674 $10,000 231,132 $5,000 181,899 $6,864 $0 2016 2017 2018 2019 2020 Q1 Repurchase $ Issuance $ Labels represent shares repurchased or issued.

Acquisition territory:

Acquisition philosophy: • Actively looking for strong franchises • Generally $100MM to $1B • Most likely in WV, VA, KY • Less acquisitive than peers because City: • Insists that combinations be accretive • Have compatible cultures • Have a strategic rationale

Bottom Line: CHCO is a Simple Model Incredible Core Banking Franchise Well Managed (Expenses, Asset Quality, Etc.) Disciplined Growth Strategy focused on shareholders, and community service Highly Profitable Allows Strong Dividends & Accretive Share Repurchases

CHCO represents excellent value and stability • Pricing Metrics*: – Price to Book 152% – Price to Tangible Book 185% – Price to 2020 Projected Earnings** 14.4x • Dividend Yield 3.37% • Div Payout Ratio** 52% • Tangible Capital/Tangible Assets *** 11.4% • Institutional Ownership 67% • Average Daily Volume $5.1 mil * Based on Price of $64.71 (5/1/20) ** Based on average of 5 analysts covering CHCO estimate of $4.50 for 2020 (as of 5/1/2020). City is neither adopting nor endorsing earnings estimate, but merely utilizing it for comparative purposes. *** March 31, 2020

Asset Quality Tim Whittaker Chief Credit Officer Senior Vice President

CECL: Allowance Allocation & Progression CECL Charge- % of 12/31/19 Adj. Provision Offs Recoveries 3/31/20 Loans O/S Commercial & Industrial $2,059 $1,715 $2,149 $(77) $9 $5,855 1.90% Commercial Real Estate 2,606 3,254 3,709 (383) 203 9,389 0.64% Residential Real Estate 3,448 2,139 1,759 (483) 95 6,958 0.43% Home Equity 1,187 (598) 111 (45) 47 702 0.48% Consumer 975 (810) 110 (55) 13 233 0.43% DDA Overdrafts 1,314 60 134 (703) 451 1,256 39.58% Total ACL $11,589 $5,760 $7,972 $(1,746) $818 $24,393 0.68%

Net Charge-off Details: 2012-2020Q1 $8,000 $7,000 $6,000 $5,000 $4,000 $3,000 $2,000 $1,000 $0 2012 2013 2014 2015 2016 2017 2018 2019 YTD ($1,000) 3/31/20 ($2,000) Commercial Retail NSF related

Charge-offs During Last Recession (w/o DDA Charge-offs) 3.00% 2.75% 2.50% 2.25% 2.00% 1.75% 1.50% 1.25% 1.00% 0.75% 0.50% 0.25% 0.00% 2005 2006 2007 2008 2009 2010 2011 CHCO w/o NSF's Industry Source: FDIC, All Insured Depository Institutions

Exposure to Commercial Sectors Most Impacted by COVID-19 March 31, 2020 April 30, 2020 March 31, 2020 % of Total Average Average $ in millions Pass Criticized Total Loans Deferments DSC LTV Nonresidential Properties $428.1 $7.1 $434.2 12.0% $13.7 1.34x 66% Multi-Family Housing $325.6 $15.2 $340.8 9.4% $17.1 1.70x 64% Hotels & Motels $287.4 $7.3 $294.7 8.2% $222.4 1.73x 58% Skilled Nursing Care Facilities $58.3 - $58.3 1.6% $27.8 1.75x 75% Natural Gas Production/Distribution $14.5 - $14.5 0.4% $0.4 2.28x 52% Restaurants $12.6 $1.8 $14.4 0.4% $9.9 2.85x 60% Entertainment Establishments $13.9 - $13.9 0.4% $13.9 2.71x 70% • ~35% of Nonresidential Properties are Retail oriented w/1.36 DSC • ~75% of Restaurants are fast food properties

Hotel Exposure 22.43% 23.4% 34.2% 37.72% 19.07% 23.2% 4.6% 14.6% 12.04% 8.74% WV KY OH VA Other Hilton Marriott InterContinental Choice Hotels Other • The average hotel loan balance is $5.1 million. • None of our hotel loans are “conference centers”. Data is as of March 31, 2020

Hotel Exposure Location Map

Multi-Family Housing Exposure Location map

Retail Franchise Strength Tim Quinlan Senior Vice President Branch Banking

COVID-19 Response • Majority of in-person transactions being conducted at our drive- thrus, including opening new deposit accounts and loans • Increased reliance on electronic customer delivery channels: – Interactive-teller machines (ITMs) – Automated-teller machines (ATMs) – Mobile banking platform – On-line banking platform – Interactive voice response system • Approximately 50% of operations & administrative personnel working remotely • Permitted customers or businesses who have been impacted by “stay at home” actions to defer loan payments up to six months • No adverse reporting to credit bureaus for previously up-to-date customers • Temporarily suspended foreclosures, evictions & repossessions • Waived late fees for loan payments for customers who had previously been current • Temporarily closed 7 of our 95 branches (no drive-thru facility) • Participated in the SBA’s Payment Protection loan program.

Retail Activity Remains Strong • Retail mortgage volume was up over 7% YTD April 2020 compared to YTD April 2019 • Our 95 branches opened an average of 24 new DDA’s monthly in the first 4 months of 2020 • We have opened 240 more new Commercial DDA accounts through April 30, 2020 compared to the same period for 2019 (over 24% increase) • New Retail DDA openings are down 3% for the first 4 months of 2020 compared to the same period in 2019 • DDA closings are down over 600 as compared to the first 4 months of 2019 (7%) • Net new DDA openings saw an increase of 260 accounts compared to the first 4 months of 2019 (14%)

DEPOSIT FRANCHISE One key to City’s enviable success • Branches 95 • Average Deposits per Branch $43 MM • Average Households per Branch 1,900 • Average Deposit Share 13.9% • Average Household Share* 27% • Average DDA Balance $7,100** • Average Business DDA $21,600 * - Excludes Lexington-Fayette KY Region ** - National Average of $11,100 (based upon 2016 Federal Reserve Survey of Consumer Finance inflated 5% to estimate 2019 averages)

Non-interest income is branch driven: $35,000 35.0% $30,000 30.0% $25,000 $20,000 25.0% $15,000 $10,000 20.0% $5,000 $0 15.0% 2016 2017 2018 2019 2020 YTD Bankcard Revenues Service Charges Investment Management CHCO - % of Operating Revenues Peer - % of Operating Revenues Source - S&P Global MI. Sample of reporting publicly traded banks and thrifts with assets between $1 and $10 billion for each period, excluding investment gains/(losses).

Franchise Strength: Debit Cards 2019 Bank Card & Credit Card Headquarter Average Interchange Card Revenue/ Parent Company Ticker State Assets Fees Avg. Deposits City Holding Company CHCO WV $4.9 B $19.3 M 0.48% First Community Bank FCBC VA $2.2 B $7.9 M 0.41% Peoples Bank PEBO OH $4.2 B $11.4 M 0.35% WesBanco Bank, Inc. WSBC WV $15.7 B $18.8 M 0.21%/0.42% Premier Bank, Inc. PBFI WW $1.2 B $1.7 M 0.17% Summit Community Bank, Inc. SMMF WV $2.4 B $2.8 M 0.16% Community Trust Bank, Inc. CTBI KY $4.3 B $1.7 M 0..05% United Bank UBSI VA $19.6 B $4.8 M 0.03%/0.06% • Caveat: Banks over $10 B shown in red with pre- and post-Durbin impact • Median for all banks – 0.17% • Source - S&P Global MI.

City’s Exceptional Retail Strength Depends on Branch Distribution House- Deposits Deposit Branch Hold Market ($mm) Share Branches Share Share Charleston, WV $706 12.8% 13 27.7% 38.7% Huntington, WV 432 12.7% 10 15.9% 26.2% Ashland, KY 550 24.9% 12 22.2% 40.2% Beckley, WV 493 24.8% 9 27.3% 31.5% Lewisburg, WV 302 39.9% 7 35.0% 69.2% Staunton, VA 270 11.9% 8 20.5% 13.1% Martinsburg, WV 277 13.3% 7 20.0% 22.7% Note: Deposit; deposit share; branch share as of 6/30/19. Other data as of 12/31/19.

Covid: Cases % of Population Deaths United States 1,200,000 0.36% 69,000 East Virginia 17,731 0.20% 616 Kentucky 4,879 0.11% 248 West Virginia 1,184 0.07% 50 May 4, 2020